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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   December 1, 1995
                                                         ----------------

                             CKE RESTAURANTS, INC.
                             ---------------------
               (Exact name of registrant as specified in charter)

      Delaware                      1-13192                   33-0602639
      --------                      -------                   ----------
(State or other jurisdiction      (Commission               (IRS Employer
  of incorporation)               File Number)            Identification No.)


      1200 North Harbor Boulevard, Anaheim, California              92801
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        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (714) 774-5796
                                                          --------------


    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.  Other Events
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         On December 1, 1995, CKE Restaurants, Inc. ("CKE") and Summit Family
Restaurants, Inc. ("Summit") announced that they have entered into an agreement and plan of merger and reorganization, dated as of November 30, 1995 ("The Merger Agreement"). The Merger Agreement provides for the acquisition of Summit by CKE by means of merger of Summit with and into a wholly owned subsidiary of CKE. In the merger, each outstanding share of Summit common stock and preferred stock will be converted into the right to receive .20513 shares of CKE common stock (subject to adjustment) and $3.00 in cash.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)     Not applicable

         (b)     Not applicable

         (c)     Exhibits:

                 99.1     Press Release dated December 1, 1995







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CKE RESTAURANTS, INC.



Date:  December 5, 1995                 By: /s/  Joseph N. Stein
                                            -----------------------------
                                               Chief Financial Officer



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                                 EXHIBIT INDEX



  Exhibit Number         Description                                                             Page Number
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
       99.1              Press Release dated December 1, 1995                                         5






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